NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
NET LOSS PER SHARE

NOTE 12-NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2023, 2022 and 2021:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Numerator:
Net loss	$(3,851)	$(5,002)	$(5,828)
Denominator:
Weighted average shares outstanding-Basic	9,113	9,056	9,007
Potentially dilutive ordinary share equivalents-stock options and restricted stock	—	—	—
Weighted average shares outstanding–Diluted	9,113	9,056	9,007
Net loss per share–Basic	$(0.42)	$(0.55)	$(0.65)
Net loss per share–Diluted	$(0.42)	$(0.55)	$(0.65)

The dilutive effect of share-based awards is reflected in diluted net loss per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and unvested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the Company’s ordinary share can result in a greater dilutive effect from potentially dilutive awards.

For the years ended December 31, 2023, 2022 and 2021, there was nil ordinary shares that were dilutive.

On June 28, 2022, the Company effected a one-for-four reverse share split of its ordinary shares. As a result, the Company’s authorized share capital was amended by the consolidation of 250,000,000 ordinary shares of US$0.00375 par value each into 62,500,000 ordinary shares of US$0.015 par value. Net loss per share attributable to UTStarcom Holding Corp. (basic and diluted) for 2021 have been recomputed to reflect retroactively the one-for-four reverse share split.